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                                                                  Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which he may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Mining Corporation) to the Annual Report on form 10-K of Newmont Mining Corporation for the fiscal year ended December 31, 2000 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 21st day of March, 2001.

           Signatures                 Title
           ----------                 -----

/s/ Ronald C. Cambre
- -----------------------------------   Chairman and Director
Ronald C. Cambre

/s/ Wayne W. Murdy
- -----------------------------------   President, Chief Executive Officer
Wayne W. Murdy                        and Director
                                      (Principal Executive Officer)

/s/ Vincent A. Calarco
- -----------------------------------   Director
Vincent A. Calarco

/s/ James T. Curry, Jr.
- -----------------------------------   Director
James T. Curry, Jr.

/s/ Joseph P. Flannery
- -----------------------------------   Director
Joseph P. Flannery

/s/ Leo I. Higdon, Jr.
- -----------------------------------   Director
Leo I. Higdon, Jr.

/s/ Robert J. Miller
- -----------------------------------   Director
Robert J. Miller

/s/ Robin A. Plumbridge
- -----------------------------------   Director
Robin A. Plumbridge

/s/ Robert H. Quenon
- -----------------------------------   Director
Robert H. Quenon

/s/ Moeen A. Qureshi
- -----------------------------------   Director
Moeen A. Qureshi

/s/ Michael K. Reilly
- -----------------------------------   Director
Michael K. Reilly

/s/ James V. Taranik
- -----------------------------------   Director
James V. Taranik

/s/ William I. M. Turner, Jr.
- -----------------------------------   Director
William I. M. Turner, Jr.

/s/ Bruce D. Hansen
- -----------------------------------   Senior Vice President and
Bruce D. Hansen                       Chief Financial Officer
                                      (Principal Financial Officer)

/s/ Linda K. Wheeler
- -----------------------------------   Vice President and Controller
Linda K. Wheeler                      (Principal Accounting Officer)